SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) March 2, 2007
VERAMARK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3750 Monroe Avenue, Pittsford, New York 14534

(Address of Principal Executive Offices including zip code)
(585) 381-6000

(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry Into Material Definitive Agreements
On March 2, 2007, the Compensation Committee of the Board of Directors of the Registrant approved the Veramark Technologies, Inc. 2007 Management Bonus Plan (the “Plan”). Participants in the Plan are corporate officers and managers, including the following corporate officers: David G. Mazzella, President and Chief Executive Officer, Martin F. LoBiondo, Senior Vice President, Douglas F. Smith, Vice President, Operations, and Ronald C. Lundy, Treasurer. The Plan is similar to one in effect over the past several years, although no payments thereunder were paid. The Plan establishes a maximum bonus pool based on achieving targeted Operating Income, as defined in the Plan, with a minimum Operating Income of $500,000 before any bonuses may be paid. A copy of the Plan is attached as an Exhibit.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
Exhibit 10.1 Veramark Technologies, Inc. 2007 Management Bonus Plan

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2007	Veramark Technologies, Inc. (Registrant)
By /s/ David G. Mazzella
David G. Mazzella
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Veramark Technologies, Inc. 2007 Management Bonus Plan